UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2012

GREAT WALL BUILDERS LTD.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation)

333-153182

(Commission File No.)

Via Kennedy 16/a Cap 40069, Bologna, Italy

(Address of principal executive offices and Zip Code)

43-1-230603635

(Registrant’s telephone number, including area code)

117 South US Highway, Vero Beach, FL 32962

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Great Wall Builders Ltd. (the “Registrant” or the “Company”) is completing a non-brokered private placement, subject to market and other conditions, of $1,500,000 (the “Offering”). The Offering consists of 30 Units (each a “Unit”) offered at $50,000 per Unit, with each Unit consisting of 500,000 shares of restricted Company common stock and a Common Stock Purchase Warrant (the “Warrant”) for the purchase of up to 250,000 shares of the Company’s common stock at $0.20 per share. The Offering agreements contain standard representations, warranties and covenants.  The Warrant is exercisable for an aggregate of 250,000 shares of common stock at an exercise price of $0.20 per share for up to three (3) years following the issuance date.  As of May 15, 2012, the Company has raised $700,000 under the offering.

The common stock being sold through this Offering has not and will not be registered under the Securities Act of 1933, as amended, (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement under the Securities Act.

The description of the Offering documents are brief summaries only and are qualified in their entirety by their respective terms set forth in each document, forms of which are filed as exhibits to this current report on Form 8-K.

Item 3.02

Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The shares of common stock referenced herein are issuable in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.  A restrictive legend has been, or will be, placed on the certificates representing each of the securities issuable per the Offering stating that such shares are restricted and may only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.01	Securities Purchase Agreement
10.02	Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of May, 2012.

GREAT WALL BUILDERS LTD.

BY:	/s/ Daniele Brazzi
Daniele Brazzi
President